Exhibit 10.1

JOINDER AGREEMENT

This JOINDER AGREEMENT, dated as of August 4, 2017 (this “Agreement”), and becoming effective as of the date hereof, is made by and among CROWN CRAFTS, INC., a Delaware corporation (“CCI”); HAMCO, INC., a Louisiana corporation (“Hamco”); CROWN CRAFTS INFANT PRODUCTS, INC., a Delaware corporation (“CCIP”; together with CCI and Hamco, the “Companies” and each a “Company”); CAROUSEL ACQUISITION, LLC, a Delaware limited liability (“CA”); and THE CIT GROUP/COMMERCIAL SERVICES, INC., a New York corporation (“CIT”).

RECITALS:

A.     The Companies and CIT are parties to the Financing Agreement, dated July 11, 2006 (as amended, modified, restated or supplemented from time to time, the “Financing Agreement”), pursuant to which, among other things, CIT extends to the Companies certain financial accommodations. All capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Financing Agreement.

B.     CCI has formed CA as a subsidiary to acquire certain assets of Carousel Designs, LLC (the “Assets”) pursuant to the Asset Purchase Agreement between CA, such seller and certain related parties dated as of the date hereof (the “APA”). CA has or will provide CIT a full list of the Assets and a fully executed copy of the APA.

C.     In recognition of the future business relationship and financial benefits arising between CA and the Companies, CA has requested, and the Companies and CIT have agreed, that CA be permitted to join in the Financing Agreement and in all of the Loan Documents as a party thereto, a co-debtor and a co-guarantor of the Obligations of each Company, subject to the terms and conditions hereof.

D.     CIT has agreed to such requests, upon the terms and subject to the conditions and limitations set forth herein, and to accomplish the foregoing, the Companies and CIT have agreed to execute this Agreement.

AGREEMENTS:

Accordingly, in consideration of the premises and the mutual covenants contained herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I

CONSENT AND JOINDER

1.1     Consent to Acquisition. CIT hereby consents to CCI’s formation of, and the acquisition of the Assets by, CA and the consummation of the transactions contemplated by the APA.

1.2     Joinder. CA joins in, assumes, adopts and becomes a party to, and co-debtor and a co-guarantor of the Obligations under, the Financing Agreement and all of the other Loan Documents as a “Company.” All references to “Companies,” collectively, “Company,” individually, and/or “you” contained in the Financing Agreement and the other Loan Documents shall, for all purposes, refer to and include CA. CA hereby agrees to all of the terms and conditions contained in the Financing Agreement and the other Loan Documents with the same legal effect as if CA were an original signatory thereto, including, without limitation, the grant of a continuing security interest and lien in the Collateral of CA, whether now owned or existing or hereafter acquired or arising, including, without limitation, the Assets and the rights under the APA. Without limiting the generality of the foregoing, CA is jointly and severally liable for all present and future Obligations arising under the Financing Agreement and the other Loan Documents.

1.3     Consent to Joinder. The Companies and CIT consent to the joinder of CA under the Financing Agreement and all of the other Loan Documents, as more fully described herein.

ARTICLE II
REPRESENTATIONS AND WARRANTIES

The Companies and CA hereby represent and warrant to CIT as follows:

2.1     Compliance with the Financing Agreement and Other Loan Documents. After giving effect to this Agreement, the Companies and CA are in compliance with all of the terms and provisions set forth in the Financing Agreement and in the other Loan Documents to be observed or performed by the Companies and CA, as the case may be.

2.2.     Representations in Financing Agreement and other Loan Documents. The representations and warranties of the Companies and CA set forth in the Financing Agreement and the other Loan Documents are true and correct in all material respects except for changes in the Companies’ business or operations that have occurred after the date the Financing Agreement became effective, so long as CIT has consented to such changes or such changes are not prohibited by the terms of the Financing Agreement.

2.3	No Event of Default. No Default or Event of Default exists.

ARTICLE III
CONDITIONS PRECEDENT

This Agreement shall become effective and be deemed effective as of the date hereof upon the satisfaction by the Companies or waiver by CIT of the following conditions precedent:

(a)     Receipt by CIT of this Agreement, duly executed by the Companies;

(b)     Receipt by CIT of a certificate of the secretary or an assistant secretary of CA certifying: (i) that attached thereto are true and correct copies of (x) the resolutions adopted by CCI as the sole member of CA, authorizing the execution, delivery and performance of this Agreement and the other documents contemplated hereby and (y) a certificate of existence (or other similar certification), dated as of a recent date, issued by the Secretary of State of the jurisdiction of CA’s organization; and (ii) as to the incumbency and genuineness of the signature of each officer of CA executing this Agreement or any of the other documents executed in connection herewith;

(c)     Receipt by CIT of copies of all filing receipts or acknowledgments issued by a governmental authority to evidence any filing or recordation necessary to perfect the security interests of CIT in the Collateral and evidence in a form acceptable to CIT that such Liens constitute valid and perfected first priority Liens, subject only to those Permitted Encumbrances which are expressly stated to have priority over the Liens of CIT; and

(d)     Receipt by CIT of such other documents, instruments, and agreements as CIT and its counsel may reasonably request.

ARTICLE IV
MISCELLANEOUS

4.1.     Full Force and Effect, Construction, Etc. As expressly amended hereby, the Financing Agreement shall continue in full force and effect in accordance with the provisions thereof and shall be binding upon the parties thereto and their respective successors and assigns. As used in the Financing Agreement, “hereinafter”, “hereto”, “hereof” or words of similar import, shall, unless the context otherwise requires, mean the Financing Agreement as amended by this Agreement. Any and all listings and/or references in any form, exhibits and/or attachments to the Financing which list the Companies are hereby modified in an appropriate fashion to set forth CA as one of the “Companies” or similar designation, and the Companies shall use such modified forms prospectively. The headings in this Agreement are for the purpose of reference only and shall not affect the construction of this Agreement. If any provision of this Agreement or the application thereof to any person or circumstances shall be invalid or unenforceable to any extent, the remainder of this Agreement and the application of such provisions to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law. The parties hereto acknowledge that each party and its counsel have reviewed this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendments or supplements thereto. This Agreement may not be amended or changed in any respect or in any manner other than by a writing signed by the parties hereto. No course of dealing between us shall change or modify this agreement. Each party represents and warrants to each other party that it has the authority to enter into this Agreement and that the person signing for such party is authorized and directed to do so.

4.2     Applicable Law. This Agreement shall be governed by and construed in accordance with the internal laws and judicial decisions of the State of New York.

4.3     Counterparts. This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute but one and the same agreement. A facsimile or electronically transmitted signature shall constitute an original signature for the purposes of binding the parties hereunder. Any party delivering an executed counterpart of this Agreement by facsimile or electronically also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability and binding effect of this Agreement.

4.4     Expenses. The Companies shall reimburse CIT for all reasonable legal fees (including fees of CIT’s in-house counsel) and expenses, and all recordation, filing, survey and other fees and expenses, incurred by CIT in connection with the preparation, negotiation, execution and delivery of this Agreement and all other agreements and documents or contemplated hereby.

4.5     Waiver of Jury Trial. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE COMPANIES, CA AND CIT EACH WAIVES THE RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE FINANCING AGREEMENT OR THE OTHER LOAN DOCUMENTS.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

COMPANIES:

CROWN CRAFTS, INC. HAMCO, INC. CROWN CRAFTS INFANT PRODUCTS, INC.

By:	/s/ Olivia Elliott
Olivia Elliott
CFO

CA:

CAROUSEL ACQUISITION, LLC

By:	/s/ Olivia Elliott
Olivia Elliott
CFO

CIT:

THE CIT GROUP/COMMERCIAL SERVICES, INC.

By:	/s/ Vernon Wells
Vernon Wells
Vice President

[Signature Page to Joinder Agreement]